                                                                    EXHIBIT 10

                    CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 13 to the Registration Statement on Form N-4 of our report dated February 3, 1997, relating to the financial statements of Allmerica Financial Life Insurance and Annuity Company, our report dated February 5, 1996 relating to the statutory basis financial statements of Allmerica Financial Life Insurance and Annuity Company and our report dated March 26, 1997, relating to the financial statements of Separate Account VA-K Delaware Medallion of Allmerica Financial Life Insurance and Annuity Company, all of which appear in such Statement of Additional Information. We also consent to the reference to us under the heading "Experts" in such Statement of Additional Information.

/s/  Price Waterhouse LLP


Price Waterhouse LLP
Boston, Massachusetts
April 21, 1997